                                                   Filed Pursuant to Rule 497(e)
                                                     File Nos. 33-76146/811-8404


                            SUPPLEMENT TO PROSPECTUS
                         FOR TOUCHSTONE FUNDS OFFERED BY
                             SELECT ADVISORS TRUST C

                          PROSPECTUS DATED MAY 1, 1996

     The Prospectus for the Touchstone Family of Funds, dated May 1, 1996, is hereby amended and supplemented as follows:


                    THIS SUPPLEMENT IS DATED JANUARY 1, 1997.


     1. RETIREMENT PLANS. This section, appearing at page 26 of the Prospectus, describes the types of retirement plans that may invest in the Funds of Select Advisors Trust C. Effective January 1, 1997, shares may be purchased for investment by Savings Incentive Match Plans for Employees ("SIMPLE"). Accordingly, the second sentence in this section is amended to read as follows:
"You may invest in each Portfolio through various retirement plans including Individual Retirement Accounts ("IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE") IRAs, Simplified Employee Pension Plan ("SEP") IRAs and
Section 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to the Distributor." For further information regarding Fund investments by SIMPLE or other retirement plans, contact either the Distributor or your dealer.


     2. ADMINISTRATOR. Information regarding the Administrator of Select Advisors Trust C, and the Funds comprising the Trust, which appears at page 32 of the Prospectus, is amended to disclose that, effective December 1, 1996, Signature Financial Services, Inc. ceased providing administrative and fund accounting services to the Trust and that Investors Bank & Trust Company ("IBT"), the Custodian for the Trust (see "Custodian and Transfer Agent" at page 33 of the Prospectus), began providing such services immediately upon the termination of Signature. IBT provides the same services previously supplied by Signature. Although its fee structure is higher than Signature's, the increase will not affect the expenses being paid by shareholders owing to existing agreements under which Touchstone Advisors, Inc., as Sponsor, has agreed to reimburse the Funds of the Trust for total expenses exceeding the Expense Caps (as defined in the Prospectus). This commitment remains in effect at least until March 31, 1998. For information regarding the Expense Caps, see "Summary of Expenses" on pages 3 and 4 of the Prospectus and "Sponsor" at page 32 of the Prospectus.



                   THIS SUPPLEMENT IS DATED FEBRUARY 18, 1997.

     MUNICIPAL BOND FUND C. The Board of Trustees of Select Advisors Trust C voted on February 14, 1997, to institute a redemption program for all shareholder accounts in the Municipal Bond Fund C to be completed no later than April 30, 1997. The Board also voted to discontinue the acceptance of all purchases into the Municipal Bond Fund C, effective February 18, 1997.